Exhibit 21

LIST OF FIRST DATA CORPORATION SUBSIDIARIES

(as of February 16, 2005)

Name of Subsidiary	Jurisdiction of Incorporation
Achex, Inc.	Delaware

ACT (Computer Services) Limited	United Kingdom

Active Business Services Limited	United Kingdom

American Rapid Corporation	Delaware

Atlantic Bankcard Properties Corporation	North Carolina

Atlantic States Bankcard Association, Inc.	Delaware

B1 PT Services Inc.	Delaware

Banc One Payment Services, L.L.C. *	Delaware

Bankcard Investigative Group Inc.	Delaware

BidPay.com, Inc.	Delaware

Business Office Services, Inc.	Delaware

BUYPASS Inco Corporation	Delaware

Call Interactive Holdings LLC	Delaware

CallTeleservices, Inc.	Nebraska

CanPay Holdings, Inc.	Delaware

Cardnet Merchant Services Ltd. *	United Kingdom

Cardservice Delaware, Inc.	Delaware

Cardservice International, Inc.	California

CardSolve International Inc. Solucartes International Inc.	Canada

Cashcard Australia Limited	Australia

CESI Holdings, Inc.	Delaware

Chase Merchant Services, L.L.C. *	Delaware

Christopher C. Varvias & Assoc. Elect. MT S.A. *	Greece

CIFS Corporation	Delaware

CIFS LLC	Delaware

Concord Computing Corporation	Delaware

Concord Corporate Services, Inc.	Delaware

Concord EFS Financial Services, Inc.	Delaware

Concord EFS, Inc.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
Concord Emerging Technologies, Inc.	Arizona

Concord Equipment Sales, Inc.	Tennessee

Concord Financial Technologies, Inc.	Delaware

Concord NN LLC	Delaware

Concord One LLC	Delaware

Concord Payment Services, Inc.	Georgia

Concord Processing LP	Texas

Concord Processing, Inc.	Delaware

Concord Transaction Services, LLC	Colorado

Credit Card Holdings Limited	Ireland

Credit Performance Inc.	Delaware

CTS Holdings, LLC	Colorado

CTS, Inc.	Tennessee

CUETS/First Data Merchant Partnership *	Ontario

CUETS/First Data Processing Partnership *	Ontario

DDA Payment Services, LLC	Delaware

E Commerce Group Products Inc.	New York

E Commerce Group, Inc.	New York

Eastern States Bankcard Association Inc.	New York

Eastern States Monetary Services, Inc.	New York non-profit

EFS Transportation Services, Inc.	Tennessee

EFT Logix, Inc.	Nevada

Encorus Holdings Limited *	Ireland

Encorus Hungary L.L.C. *	Hungary

Encorus Payments Limited *	Ireland

Encorus Singapore Pte. Ltd.	Singapore

Encorus Technologies (Bermuda) Holdings Ltd. *	Bermuda

Encorus Technologies GmbH *	Germany

Encorus Technologies Limited *	Ireland

Encorus U.S., LLC *	Delaware

Encorus UK Limited *	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation
eONE Global General Partner II, LLC *	Delaware

eONE Global, LLC *	Delaware

eONE Global, LP *	Delaware

EPOSS Limited *	United Kingdom

EPSF Corporation	Delaware

FDC International Inc.	Delaware

FDC Offer Corporation *	Delaware

FDFS Holdings, LLC	Delaware

FDMS Mexico Holdings Inc.	Canada

FDMS Partner, Inc.	Delaware

FDR (First Data Resources) Europe B.V.	Netherlands

FDR Interactive Technologies Corporation	New York

FDR Ireland Limited	Delaware

FDR Limited	Delaware

FDR Missouri Inc.	Delaware

FDR Signet Inc.	Delaware

FDR Subsidiary Corp.	Delaware

FDR U.K. Limited	United Kingdom

FEXCO Group *	Ireland

Federated Union Systems, Limited	Ireland

Federated Union Systems Europe, Limited	Ireland

First Data Acquisition Corp.	Canada

First Data Aviation LLC	Delaware

First Data Canada General Partnership No. I	Canada

First Data Canada Limited	Ontario

First Data Capital, Inc.	Delaware

First Data CashCard Acquisition Partnership	Australia

First Data (China) Co., Ltd.	Mauritius

First Data Communications Corporation	Delaware

First Data de Mexico, S.A. de C.V.	Mexico

First Data Digital Certificates Inc.	Delaware

First Data Financial Services, L.L.C.	Delaware

First Data Government Solutions, Inc. *	Delaware

First Data Government Solutions, LLC *	Delaware

First Data Government Solutions, LP *	Delaware

First Data GB Limited	United Kingdom

First Data GmbH	Germany

First Data (Greece) US Holding Corp.	Delaware

First Data Hellas Processing Servicse S.A.	Greece

First Data Hong Kong Limited	Hong Kong

First Data Ibérica, S.A. *	Spain

First Data Integrated Services Inc.	Delaware

First Data International (France) SARL	France

First Data International (Italia) Srl	Italy

First Data Japan Co., Ltd.	Japan

First Data Latin America Inc.	Delaware

First Data Loan Company, Canada	Canada

First Data Luxembourg SARL	Luxembourg

First Data (Mauritius) Holding Company	Mauritius

First Data Merchant Services Corporation	Florida

First Data Merchant Services México, S. de R.L. de C.V.	Mexico

First Data Merchant Services Northeast, LLC	Delaware

First Data Merchant Services Southeast, L.L.C.	Delaware

First Data Pittsburgh Alliance Partner Inc.	Delaware

First Data POS, Inc.	Georgia

First Data Procurements México, S. de R.L. de C.V.	Mexico

First Data Real Estate Holdings L.L.C.	Delaware

First Data Resources Asia-Pacific Limited	Australia

Name of Subsidiary	Jurisdiction of Incorporation
First Data Resources Australasia Limited	Australia

First Data Resources Australia Limited	Australia

First Data Resources Canada, Inc.	Ontario

First Data Resources Holdings Pty Limited	Australia

First Data Resources Inc.	Delaware

First Data Resources Investments Pty Limited	Australia

First Data Secure LLC	Delaware

First Data Services Inc.	Maryland

First Data Solutions L.L.C.	Delaware

First Data Technologies, Inc.	Delaware

First Data UK LLP	United Kingdom

First Data Voice Services	Delaware General Partnership

First Data, L.L.C.	Delaware

First Data/Paymentech Canada Partner Inc. *	Canada

First Data/Western Union Foundation	Colorado non-profit

First Financial Bank	Colorado

First Financial Management Corporation	Georgia

FSM Services Inc.	Delaware

Gibbs Management, Inc.	Delaware

Gift Card Services, Inc.	Oklahoma

Gratitude Holdings LLC	Delaware

Grupo Dinámico Empresarial, S.A. de C.V.	Mexico

H & F Services, Inc.	Tennesse

Huntington Merchant Services, L.L.C. *	Delaware

ICVerify, Inc.	Delaware

IDLogix, Inc.	Delaware

Initial Merchant Services, LLC	Delaware

Integrated Payment Systems Canada Inc.	Canada

Integrated Payment Systems Inc.	Delaware

International Banking Technologies, LLC	Georgia

IPS Card Solutions, Inc.	Maryland

IPS Holdings Inc.	Delaware

IPS Inc.	Colorado

Name of Subsidiary	Jurisdiction of Incorporation
JOT, Inc.	Nevada

LawNet, Inc.	New York

LegalTech Inc.	New York

Liberty RMC, LLC	Delaware

Linkpoint International, Inc.	Nevada

Loyaltyco LLC	Delaware

MAS Inco Corporation	Delaware

MAS Ohio Corporation	Delaware

MT Global Holdings Limited	Bermuda

MT International Holdings Limited	Bermuda

MT International Operations Limited	Bermuda

MT International Operations Partnership	Bermuda

MT Network Holdings Limited	Bermuda

MT Processing Holdings Limited	Bermuda

MT U.K. Holding Limited	United Kingdom

MT Worldwide Holdings Limited	Bermuda

National Payment Systems Inc.	New York

Nihon Card Processing Co., Ltd. *	Japan

NPSF Corporation	Delaware

Omnipay Limited *	Ireland

Orlandi de Mexico S.A. de C.V.	Mexico

Orlandi Valuta	California

PayBills.com Inc.	New York

PayCan Holdings, Inc.	Delaware

Paymap Inc.	Delaware

Paymentech Canada *	Canada

Paymentech, Inc. *	Delaware

PayPoint Electronic Payment Systems, LLC	Delaware

PaySys Asia, Ltd.	Singapore

PaySys do Brasil Ltda.	Brazil

PaySys Europe, B.V.	Netherlands

Name of Subsidiary	Jurisdiction of Incorporation
PaySys International, Inc.	Florida

PaySys International Limited	Ireland

PaySys International Pty. Ltd.	Australia

PaySys S.A. (PROPRIETARY) Limited	South Africa

PNC Merchant Services Company *	Delaware General Partnership

POS Holdings, Inc.	California

Postbank POS Transact GmbH *	Germany

Primary Payment Systems, Inc. *	Delaware

Processing Center, S.A. *	Panama

Publicdatasystems, Inc.	Delaware

QSAT LLC	Delaware

REMITCO LLC	Delaware

Research Park Association, Inc.	Florida not-for-profit

Sagebrush Holdings Inc.	Delaware

Sagetown Holdings Inc.	Delaware

Sageville Holdings LLC	Delaware

Servicio Integral de Envios S. de R.L. de C.V.	Mexico

Servicios de Apoyo GDE, S.A. de C.V.	Mexico

Shared Global Systems, Inc.	Texas

Signet Processing, Ltd.	United Kingdom

Societe Financiere de Paiements SAS *	France

Southern Telecheck, Inc.	Louisiana

SpeedPay, Inc.	New York

Star Networks, Inc.	Delaware

Star Processing, Inc.	Delaware

Star Systems Assets, Inc.	Delaware

Star Systems, Inc.	Delaware

Star Systems, LLC	Delaware

Strategic Investment Alternatives, LLC	Delaware

SunTrust Merchant Services, LLC	Delaware

SY Holdings, Inc.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
TASQ Corporation	Delaware

TASQ Technology, Inc.	California

Taxware, LLC *	Delaware

Taxware, LP *	Delaware

Technology Solutions International, Inc.	Georgia

TeleCash Holding GmbH & Co. KG	Germany

TeleCash Kommunikations Service GmbH	Germany

TeleCash Verwaltungs GmbH	Germany

TeleCheck Acquisition LLC	Delaware

TeleCheck Acquisition-Michigan, LLC	Delaware

TeleCheck Holdings, Inc.	Georgia

TeleCheck International, Inc.	Georgia

TeleCheck Payment Systems Limited	New Zealand

TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania

TeleCheck Services Canada, Inc.	Canada

TeleCheck Services Ontario Limited	Canada

TeleCheck Services, Inc.	Delaware

TeleCheck Services of Puerto Rico, Inc.	Georgia

Tellan Software, Inc.	Delaware

The Joint Credit Card Company Limited	United Kingdom

TRS Recovery Services Inc.	Colorado

Transaction Solutions Holdings, Inc.	Delaware

Transaction Solutions, LLC *	Delaware

Unibex, LLC	Delaware

Unified Merchant Services	Georgia General Partnership

Unified Partner, Inc.	Delaware

Union del Oeste de Costa Rica S.A.	Costa Rica

ValueLink, LLC	Delaware

Virtual Financial Services, LLC	Delaware

Wells Fargo Merchant Services, L.L.C. *	Delaware

Western Union Benelux MT Limited	Ireland

Name of Subsidiary	Jurisdiction of Incorporation
Western Union Communications, Inc.	Delaware

Western Union do Brasil Servicios e Participacoes Ltda.	Brazil

Western Union Financial Services	United Kingdom

Western Union Financial Services (Argentina) S.A.	Argentina

Western Union Financial Services (Australia) Pty. Ltd.	Australia

Western Union Financial Services (Belgium), S.A.	Belgium

Western Union Financial Services (Canada), Inc.	Ontario

Western Union Financial Services Eastern Europe Limited	Delaware

Western Union Financial Services (France) International Sarl	France

Western Union Financial Services (Germany) GmbH	Germany

Western Union Financial Services GmbH	Austria

Western Union Financial Services (Hong Kong) Limited	Hong Kong

Western Union Financial Services International SARL	France

Western Union Financial Services (Italy) SRL	Italy

Western Union Financial Services (Korea) Inc.	Korea

Western Union Financial Services Overseas, Inc.	Delaware

Western Union Financial Services, Inc.	Colorado

Western Union Global Network PTE LTD *	Singapore

Western Union Holdings, Inc.	Georgia

Western Union International Headquarters SARL	France

Western Union International Bank GmbH	Austria

Western Union International Limited	Ireland

Western Union Morocco SARL	Morocco

Western Union MT East *	Russian Federation

Western Union Network (Canada) Company	Nova Scotia

Western Union Network (France) SAS	France

Western Union Network (Ireland) Limited	Ireland

Western Union Northern Europe GmbH	Germany

Western Union Operations (Belgium) S.S.	Belgium

Western Union Processing Limited	Ireland

WU Trademark Limited	Isle of Man

Yclip, LLC	Delaware

*	Entities not wholly owned by FDC